                                                                     EXHIBIT 4.1


                          THE INTERLAKE CORPORATION

                                       TO

                            BANK ONE, COLUMBUS, N.A.
                                    Trustee

                               _________________

                                   Indenture

                            Dated as of May __, 1995

                               __________________

                                  $100,000,000

                          [   ]% Senior Notes Due 2001

                                TABLE OF CONTENTS

               This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture.




                                   ARTICLE 1

                        Definitions and Other Provisions
                             of General Application
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SECTION 1.1.              Definitions....................................... 1
                          Acquisition Debt.................................. 2
                          Act............................................... 2
                          Affiliate......................................... 2
                          Agent Bank........................................ 2
                          Amended Credit Agreement.......................... 2
                          Asset Acquisition................................. 3
                          Asset Disposition................................. 3
                          Asset Sale........................................ 4
                          Attributable Value................................ 4
                          Authenticating Agent.............................. 4
                          Authorized Denomination........................... 4
                          Board of Directors................................ 4
                          Board Resolution.................................. 4
                          Business Day...................................... 5
                          Capital Lease Obligation.......................... 5
                          Capital Stock..................................... 5
                          Change of Control................................. 5
                          Commission........................................ 6
                          Common Stock...................................... 6
                          Company........................................... 6
                          "Company Request" or "Company Order".............. 6
                          Consolidated Capital Expenditures................. 7
                          Consolidated Cash Flow Available for
                            Fixed Charges................................... 7
                          Consolidated Cash Flow Ratio...................... 7
                          Consolidated Income Tax Expense................... 8
                          Consolidated Interest Expense..................... 8
                          Consolidated Net Income........................... 9
                          Consolidated Net Worth............................ 9
                          Consolidated Subsidiary........................... 9
                          Consolidated Tangible Net Worth................... 9
                          Controlled Subsidiary.............................10
                          Convertible Preferred Stock.......................10
                          Corporate Trust Office............................10
                          Corporation.......................................10
                          Currency Agreement................................10
                          Defaulted Interest................................10
                          Employee Stock Ownership Plan.....................10
                          Equity Sale.......................................10
                          Event of Default..................................11
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                          Exchange Act..................................... 11
                          Exchange Debentures.............................. 11
                          Hoeganaes........................................ 11
                          Hoeganaes Agreements............................. 11
                          Holder........................................... 11
                          Incur............................................ 11
                          Indebtedness..................................... 11
                          Indenture........................................ 12
                          Independent Financial Advisor.................... 12
                          Interest Payment Date............................ 12
                          Interest Rate Agreement.......................... 12
                          Lien............................................. 12
                          Material Subsidiary.............................. 13
                          Maturity......................................... 13
                          Net Available Proceeds........................... 13
                          Notice........................................... 13
                          Obligations...................................... 14
                          Offer............................................ 14
                          Offer to Purchase................................ 14
                          Officers' Certificate............................ 16
                          Opinion of Counsel............................... 16
                          Outstanding...................................... 16
                          Pari Passu....................................... 17
                          Paying Agent..................................... 18
                          Person........................................... 18
                          Predecessor Security............................. 18
                          Preferred Stock.................................. 18
                          Purchase Date.................................... 18
                          Record Date...................................... 18
                          Redeemable Stock................................. 18
                          Redemption Date.................................. 19
                          Redemption Price................................. 19
                          Regular Record Date.............................. 19
                          Related Person................................... 19
                          Required Filing Date............................. 19
                          Responsible Officer.............................. 19
                          Restricted Payments.............................. 19
                          Sale and Leaseback Transaction................... 19
                          Securities....................................... 20
                          Securities Act................................... 20
                          "Security Register" and "Security
                            Registrar"..................................... 20
                          Senior Indebtedness.............................. 20
                          Senior Subordinated Debentures................... 21
                          Senior Subordinated Indenture.................... 21
                          Special Record Date.............................. 21
                          Stated Maturity.................................. 21
                          Subsidiary....................................... 21
                          Trust Indenture Act.............................. 21
                          Trustee.......................................... 21
                          Vice President................................... 21

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                                       ii
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                          Voting Stock..................................... 21
                          Wholly Owned Subsidiary.......................... 22
SECTION 1.2.              Compliance Certificates and Opinions............. 22
SECTION 1.3.              Form of Documents Delivered to Trustee........... 23
SECTION 1.4.              Acts of Holders.................................. 23
SECTION 1.5.              Notices, etc., to Trustee and Company............ 24
SECTION 1.6.              Notice to Holders; Waiver........................ 25
SECTION 1.7.              Conflict with Trust Indenture Act................ 25
SECTION 1.8.              Effect of Headings and Table of
                            Contents....................................... 25
SECTION 1.9.              Successors and Assigns........................... 25
SECTION 1.10.             Separability Clause.............................. 26
SECTION 1.11.             Benefits of Indenture............................ 26
SECTION 1.12.             Governing Law.................................... 26
SECTION 1.13.             Legal Holidays................................... 26

                                   ARTICLE 2

                                 Security Forms

SECTION 2.1.              Forms Generally.................................. 26
SECTION 2.2.              Form of Face of Security......................... 27
SECTION 2.3.              Form of Reverse of Security...................... 29

                                   ARTICLE 3

                                 The Securities

SECTION 3.1.              Title and Terms.................................. 33
SECTION 3.2.              Denominations.................................... 34
SECTION 3.3.              Execution, Authentication, Delivery and
                            Dating......................................... 34
SECTION 3.4.              Temporary Securities............................. 34
SECTION 3.5.              Registration, Registration of Transfer
                            and Exchange................................... 35
SECTION 3.6.              Mutilated, Destroyed, Lost and Stolen
                            Securities..................................... 36
SECTION 3.7.              Payment of Interest; Interest Rights
                            Preserved...................................... 37
SECTION 3.8.              Persons Deemed Owners............................ 39
SECTION 3.9.              Cancellation..................................... 39
SECTION 3.10.             Computation of Interest.......................... 39
SECTION 3.11.             CUSIP Number..................................... 39

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                                   ARTICLE 4

                          Satisfaction and Discharge

SECTION 4.1.              Satisfaction and Discharge of Indenture.......... 40
SECTION 4.2.              Application of Trust Money....................... 41


                                   ARTICLE 5

                                    Remedies

SECTION 5.1.              Events of Default................................ 41
SECTION 5.2.              Acceleration of Maturity; Rescission
                            and Annulment.................................. 44
SECTION 5.3.              Collection of Indebtedness and Suits
                            for Enforcement by Trustee..................... 45
SECTION 5.4.              Trustee May File Proofs of Claim................. 46
SECTION 5.5.              Trustee May Enforce Claims Without
                            Possession of Securities....................... 47
SECTION 5.6.              Application of Money Collected................... 47
SECTION 5.7.              Limitation of Suits.............................. 48
SECTION 5.8.              Unconditional Right of Holders to
                            Receive Principal, Premium and
                            Interest....................................... 49
SECTION 5.9.              Restoration of Rights and Remedies............... 49
SECTION 5.10.             Rights and Remedies Cumulative................... 50
SECTION 5.11.             Delay or Omission Not Waiver..................... 50
SECTION 5.12.             Control by Holders............................... 50
SECTION 5.13.             Waiver of Past Defaults.......................... 51
SECTION 5.14.             Undertaking for Costs............................ 51
SECTION 5.15.             Waiver of Stay or Extension Laws................. 52

                                   ARTICLE 6

                                  The Trustee

SECTION 6.1.              Certain Duties and Responsibilities.............. 52
SECTION 6.2.              Certain Rights of Trustee........................ 53
SECTION 6.3.              Not Responsible for Recitals or
                            Issuance of Securities......................... 55
SECTION 6.4.              May Hold Securities.............................. 55
SECTION 6.5.              Money Held in Trust.............................. 55
SECTION 6.6.              Compensation and Reimbursement................... 55
SECTION 6.7.              Corporate Trustee Required;
                            Eligibility.................................... 56
SECTION 6.8.              Resignation and Removal; Appointment of
                            Successor...................................... 57
SECTION 6.9.              Acceptance of Appointment by Successor........... 58

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                                       iv
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SECTION 6.10.             Merger, Conversion, Consolidation or
                          Succession to Business........................... 59
SECTION 6.11.             Appointment of Authenticating Agent.............. 59

                                   ARTICLE 7

                          Holders Lists and Reports by
                              Trustee and Company

SECTION 7.1.              Certificate to Trustee; Securityholders
                            Lists.......................................... 61
SECTION 7.2.              Report by Trustee................................ 62
SECTION 7.3.              Reports by Company............................... 62

                                   ARTICLE 8

SECTION 8.1.              Mergers, Consolidations and Certain Sales of
                            Assets......................................... 62
SECTION 8.2.              Successor Substituted............................ 63


                                   ARTICLE 9

                            Supplemental Indentures

SECTION 9.1.              Supplemental Indentures Without Consent
                            of Holders..................................... 64
SECTION 9.2.              Supplemental Indentures With Consent of
                            Holders........................................ 65
SECTION 9.3.              Execution of Supplemental Indentures............. 66
SECTION 9.4.              Effect of Supplemental Indentures................ 66
SECTION 9.5.              Conformity with Trust Indenture Act.............. 66
SECTION 9.6.              Reference in Securities to Supplemental
                            Indentures..................................... 66

                                   ARTICLE 10

                                   Covenants

SECTION 10.1.             Payment of Principal, Premium and
                            Interest....................................... 67
SECTION 10.2.             Maintenance of Office or Agency.................. 67
SECTION 10.3.             Money for Security Payments to Be Held
                            in Trust....................................... 67
SECTION 10.4.             Existence........................................ 69
SECTION 10.5.             Maintenance of Properties........................ 69
SECTION 10.6.             Payment of Taxes and Other Claims................ 70

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SECTION 10.7.             Limitation on Consolidated
                            Indebtedness................................... 70
SECTION 10.8.             Limitation on Transactions with
                            Stockholders and Affiliates.................... 73
SECTION 10.9.             Limitation on Restricted Payments................ 74
SECTION 10.10.            Limitation on Certain Asset
                            Dispositions................................... 77
SECTION 10.11.            Limitation on Certain Restrictions
                            Affecting any Subsidiary....................... 80
SECTION 10.12.            Limitation on Issuance of Shares of
                            Subsidiaries................................... 81
SECTION 10.13.            Limitation on Sale and Leaseback
                            Transactions................................... 81
SECTION 10.14.            Limitation on Liens.............................. 81
SECTION 10.15.            Change of Control................................ 82
SECTION 10.16.            Provision of Financial Information............... 84
SECTION 10.17.            Waiver of Certain Covenants...................... 84
SECTION 10.18.            Notice to Trustee of Certain Defaults............ 84

                                   ARTICLE 11

                            Redemption of Securities

SECTION 11.1.             Right of Optional Redemption..................... 85
SECTION 11.2.             Election to Redeem; Notice to Trustee............ 85
SECTION 11.3.             Selection by Trustee of Securities to
                            Be Redeemed.................................... 85
SECTION 11.4.             Notice of Redemption............................. 86
SECTION 11.5.             Deposit of Redemption Price...................... 87
SECTION 11.6.             Securities Payable on Redemption Date............ 87
SECTION 11.7.             Securities Redeemed in Part...................... 87

                                  ARTICLE 12

                      Defeasance and Covenant Defeasance

SECTION 12.1.             Company's Option to Effect Defeasance
                            or Covenant Defeasance......................... 88
SECTION 12.2.             Defeasance and Discharge......................... 88
SECTION 12.3.             Covenant Defeasance.............................. 89
SECTION 12.4.             Conditions to Defeasance or Covenant
                            Defeasance..................................... 89
SECTION 12.5.             Deposited Money and U.S. Government
                            Obligations to Be Held in Trust;
                            Other Miscellaneous Provisions................. 91
SECTION 12.6.             Reinstatement.................................... 92



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                                       vi
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TESTIMONIUM................................................................ 93

SIGNATURES AND SEALS....................................................... 93

ACKNOWLEDGMENTS............................................................ 94

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                                      vii

INDENTURE, dated as of May __, 1995 between The Interlake Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 550 Warrenville Road, Lisle, Illinois 60532-4387, and Bank One, Columbus, N.A., a national banking association, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its [   ]%
Senior Notes Due 2001 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE 1

                        Definitions and Other Provisions
                             of General Application


SECTION 1.1.    Definitions.
                -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this Indenture; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article 6, are defined in that Article.

          "Acquisition Debt" means Indebtedness or Preferred Stock of any Person existing at the time such Person became a Subsidiary of the Company (or such Person is merged into the Company or one of its Subsidiaries) or assumed or issued in connection with the acquisition of assets from any such Person (other than assets acquired in the ordinary course of business), including Indebtedness Incurred or Preferred Stock issued in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company (but excluding Indebtedness or Preferred Stock of such Person which is extinguished, retired, repaid, redeemed or repurchased in connection with such Person becoming a Subsidiary of the Company).

          "Act," when used with respect to any Holder, has the meaning specified in Section 14.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Bank" means [__________] as Administrative Agent under the Amended Credit Agreement, and, pursuant to Section [11.09] of the Amended Credit Agreement, any successor thereto under the Amended Credit Agreement.

          "Amended Credit Agreement" means the Amended and Restated Credit Agreement, dated as of _____ __, 19__ and amended and restated as of May __, 1995 (including, without limitation, any "Credit Documents" (as defined in the Amended Credit Agreement)), among the Company, the Employee Stock Ownership Plan and certain Subsidiaries of the Company, the Agent Bank and the Lenders listed therein, as such Agreement has been amended, amended and restated, supplemented or otherwise modified to the date hereof, and includes any agreement extending the maturity of, refinancing or otherwise restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Company and additional lenders) all or any portion of the Obligations under such Agreement (as defined therein) or any successor agreement.

          "Asset Acquisition" means (i) an investment by the Company or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary of the Company or any of its Subsidiaries or shall be merged with the Company or any of its Subsidiaries or (ii) the acquisition by the Company or any of its Subsidiaries of the assets of any Person which constitute substantially all of an operating unit or business of such Person.

          "Asset Disposition" by any Person means any sale, lease, conveyance, transfer or other disposition (including, without limitation, by way of merger, consolidation or Sale and Leaseback Transaction) of (i) shares of Capital Stock of a Subsidiary of such Person, (ii) property of such Person or any of its Subsidiaries or (iii) other assets of such Person or any of its Subsidiaries (each referred to for the purposes of this definition as a "disposition") by such Person or any of its Subsidiaries (other than a disposition (x) by a Subsidiary of such Person to such Person, (y) by such Person or a Subsidiary of such Person to a Wholly Owned Subsidiary of such Person or such Subsidiary or
(z) by such Person or a Subsidiary of such Person to a Controlled Subsidiary of such Person or such Subsidiary so long as immediately after such disposition such Person or such Subsidiary owns, directly or indirectly, a percentage of the Capital Stock, Voting Stock and other ownership interest of such Subsidiary which is equal to or greater than the percentage of such Capital Stock, Voting Stock or other ownership interest, respectively, owned by such Person or such Subsidiary, directly or indirectly, immediately prior to such disposition) other than dispositions of property or assets in the ordinary course of business. For purposes of this definition, any disposition in connection with directors' qualifying shares or investments by foreign nationals mandated by applicable law shall not constitute an Asset Disposition. Notwithstanding the foregoing, a pledge, change in share registry or similar transaction shall not be deemed an Asset Disposition if effected to secure Indebtedness permitted under Section 10.7.

          "Asset Sale" means the sale, lease, conveyance, transfer or other disposition by the Company or any of its Subsidiaries (other than to one of its Wholly Owned Subsidiaries or to one of its Controlled Subsidiaries so long as immediately after such disposition the Company or Subsidiary owns, directly or indirectly, a percentage of the Capital Stock, Voting Stock or other ownership interest in such Subsidiary which is equal to or greater than the percentage of Capital Stock, Voting Stock or other ownership interest, respectively, owned by such Person or such Subsidiary, directly or indirectly, immediately prior to such disposition) of (i) all or substantially all of the Capital Stock of any Subsidiary or (ii) substantially all of the assets which constitute substantially all of an operating unit or business of the Company or any of its Subsidiaries.

          "Attributable Value" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted accounting principles, discounted from such initial term date to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation of such Person with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

          "Authorized Denomination" has the meaning set forth in Section 3.2.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the

Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, or Columbus, Ohio are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" of any Person means any obligation to pay rent or other amounts under a lease of (or other Indebtedness arrangements conveying the right to use) real, personal or mixed property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles, and the amount of such obligation shall be the capitalized amount thereof in accordance with generally accepted accounting principles and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests, participations, warrants, rights or other equivalents (however designated) of corporate stock whether now outstanding or issued after the date of this Indenture.

          "Change of Control" means the occurrence of one or more of the following events, whether or not approved by the Board of Directors of the
Company:

          (1) any Person or any Persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof, other than the Employee Stock Ownership Plan or the trusts for any other employee stock ownership, benefit or pension plans of the Company or any Subsidiary and other than the original holders of Convertible Preferred Stock, shall beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) at least 50% of the total voting power of all classes of Capital Stock of the Company entitled to vote generally in the election of directors of the Company;

          (2) any one Person or Group (other than the Board of Directors of the Company as it may be constituted from time to time), or any Affiliates thereof, shall succeed in having sufficient of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate of such Group, shall constitute a majority of the Board of Directors of the Company;

          (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company to any Person or entity or Group of Persons or entities (other than any Wholly Owned Subsidiary of the Company);

          (4) the shareholders of the Company shall approve any plan for the liquidation or dissolution of the Company; or

          (5) the merger or consolidation of the Company with or into another corporation or the merger of another corporation into the Company with the effect that immediately after such transaction any Person or Group holds more than 50% of the total voting power entitled to vote generally in the election of directors, managers or trustees of the surviving corporation of such merger or consolidation.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then "Commission" shall mean the body performing such duties at such time.

          "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up, to shares of Capital Stock of any other class of such Person.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures Incurred (whether paid in cash or accrued as liabilities and including Capital Lease Obligations) by the Company and its Subsidiaries during such period that, in conformity with generally accepted accounting principles, are included in the property, plant or equipment or similar fixed asset account reflected in the consolidated balance sheet of the Company and its Consolidated Subsidiaries.

          "Consolidated Cash Flow Available for Fixed Charges" of any Person means for any period the Consolidated Net Income of such Person for such period plus (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consolidated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person and its Consolidated Subsidiaries for such period, less
(iv) the aggregate amount actually paid by such Person and its Consolidated Subsidiaries during such period on account of Consolidated Capital Expenditures and less (v) dividends declared or paid during such period to minority shareholders with respect to a Controlled Subsidiary in an amount, if any, equal to the difference between the "minority interest" set forth on such Person's consolidated balance sheet on the last day of such period and the lesser of (A) minority interest as set forth on such Person's consolidated balance sheet on the date hereof, or (B) minority interest as set forth on such Person's consolidated balance sheet on the day immediately preceding the first day of such period.

          "Consolidated Cash Flow Ratio" of any Person means for any period the ratio of (i) Consolidated Cash Flow Available for Fixed Charges of such Person for such period to (ii) the sum of (A) Consolidated Interest Expense of such Person for such period plus (B) the annual Consolidated Interest Expense with respect to the Indebtedness or Subsidiary Preferred Stock proposed to be Incurred by such Person or any of its Consolidated Subsidiaries which requires the calculation of the Consolidated Cash Flow Ratio, as if such Indebtedness or Subsidiary Preferred Stock had been Incurred on the first day of such period plus (C) the annual Consolidated Interest Expense (including the amortization of original issue discount and non-cash interest payments or accruals) with respect to any other Indebtedness or Subsidiary Preferred Stock Incurred by such Person or its Consolidated Subsidiaries since the end of such period to the extent not included in clause (ii)(A) as if such Indebtedness or Subsidiary Preferred Stock had been Incurred on the first day of such period and after giving effect to the application of the proceeds therefrom less (D) Consolidated Interest Expense of such Person to the extent included in clause (ii)(A) or (C) with respect to any Indebtedness or Subsidiary Preferred Stock that will no longer be outstanding as a result of the Incurrence of the Indebtedness or Subsidiary Preferred Stock proposed to be Incurred by such Person or any of its Consolidated Subsidiaries, except for Consolidated Interest Expense actually Incurred with respect to Indebtedness borrowed (as adjusted pursuant to the first proviso set forth below) (x) under a revolving credit or similar arrangement to the extent the commitment thereunder remains in effect on the date of computation or (y) pursuant to Section 10.7(b)(viii); provided, however, that in making such computation, the Consolidated Interest
- --------  -------
Expense of such Person attributable to interest or dividends on any Indebtedness or Subsidiary Preferred Stock bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period, unless, in the case of any Indebtedness, such Person or any of its Consolidated Subsidiaries is a party to an Interest Rate Agreement (which shall remain in effect for the shorter of the twelve month period after the date of computation or the term of such Indebtedness) which has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used; provided further that in the event such Person or its Subsidiaries has made
- -------- -------
Asset Sales or Asset Acquisitions during or after such period and prior to the date of Incurrence of such Indebtedness which requires calculation of the Consolidated Cash Flow Ratio, such computation of Consolidated Cash Flow Available for Fixed Charges and Consolidated Interest Expense shall be made on a pro forma basis as if the Asset Sales or Asset Acquisitions had taken place on the first day of such period.

          "Consolidated Income Tax Expense" for any Person means for any period the consolidated provision for income taxes of such Person and its Consolidated Subsidiaries for such period.

          "Consolidated Interest Expense" for any Person means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of such Person and its Consolidated Subsidiaries for such period, including without limitation or duplication (or, to the extent not so included, with the addition of), in respect of such Person or any of its Consolidated Subsidiaries, (i) the interest component of such Person's aggregate Capital Lease Obligations; (ii) the amortization of Indebtedness discounts; (iii) any payments of fees with respect to letters of credit, bankers' acceptances or similar facilities; (iv) fees with respect to Interest Rate

Agreements or Currency Agreements and (v) Preferred Stock dividends declared and payable in cash.

          "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided, however, that there shall be excluded therefrom
                       --------  -------
(a) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (but not net loss) of any Consolidated Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends or the making of distributions to such Person to the extent of such restrictions, (c) the net income (or loss) of any Person that is not a Consolidated Subsidiary of such Person except to the extent of the amount of any dividends or other distributions actually paid to such Person by such other Person during such period, (d) gains or losses on Asset Dispositions by such Person or its Consolidated Subsidiaries, (e) all extraordinary gains and extraordinary losses and (f) the cumulative effect of a change in accounting principle.

          "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person and its Consolidated Subsidiaries, as determined on a consolidated basis in accordance with generally accepted accounting principles, less (to the extent reflected therein) (a) amounts attributable to the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Opinion No. 52, (b) amounts attributable to Redeemable Stock of such Person and (c) with respect to the Company and its Consolidated Subsidiaries, adjustments following the date of this Indenture to the accounting books and records of the Company and its Consolidated Subsidiaries resulting from the acquisition of control of such Person by another Person in accordance with Accounting Principles Board Opinions Nos. 16 and 17.

          "Consolidated Subsidiary" of any Person means any Subsidiary in which such Person has an interest that would be accounted for on a consolidated basis in such Person's financial statements in accordance with generally accepted accounting principles.

          "Consolidated Tangible Net Worth" means with respect to any Person (i) the consolidated stockholder's equity of such Person and its Consolidated Subsidiaries as set forth on the most recent consolidated balance sheet of such Person and its Consolidated Subsidiaries prepared in accordance with generally accepted accounting principles less (ii) the value of all of the consolidated intangible assets of such Person and its Consolidated Subsidiaries determined in accordance with generally accepted accounting principles.

          "Controlled Subsidiary" of any Person means a Subsidiary, at least 80% of the Voting Stock of which (other than directors' qualifying shares) shall at the time be owned, directly or indirectly, by such Person (including ownership through one or more Subsidiaries).

          "Convertible Preferred Stock" means (a) the Company's Series A1 Convertible Exchangeable Preferred Stock, par value $1.00 per share, (b) the Company's Series A2 Convertible Exchangeable Preferred Stock, par value $1.00 per share, (c) the Company's Series B1 Convertible Preferred Stock, par value $1.00 per share, (d) the Company's Series B2 Convertible Preferred Stock, par value $1.00 per share, (e) the Company's Series A3 Convertible Exchangeable Preferred Stock, par value $1.00 per share and (f) the Company's Series B3 Convertible Preferred Stock, par value $1.00 per share.

          "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, the City of New York or in the City of Columbus, Ohio, at which at any particular time its corporate trust business shall be administered, which on the date of this Indenture is c/o First Chicago Trust Company, 14 Wall Street, Suite 4607, 8th Floor, New York, NY 10002 or Bank One, Columbus, N.A., 100 East Broad Street, 8th Floor, Columbus, Ohio 43215.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect any Person against fluctuations in currency values.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Employee Stock Ownership Plan" means the Company Employee Stock Ownership Plan effective as of September 1, 1989.

          "Equity Sale" means a sale of Capital Stock (other than Redeemable Stock) of the Company other than sales of such Capital Stock to Affiliates, employees, officers or directors of the Company, including issuances pursuant to any employee stock or option arrangements.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Debentures" means the Company's Series 1 Junior Convertible Subordinated Debentures, the Company's Series 2 Junior Convertible Subordinated Debentures and the Company's Series 3 Junior Convertible Subordinated Debentures, in each case for which certain of the Convertible Preferred Stock may be exchanged.

          "Hoeganaes" means Hoeganaes Corporation, a Delaware corporation, together with its Subsidiaries.

          "Hoeganaes Agreements" means the Stockholders Agreement dated as of February 8, 1994 among the Company, Hoeganaes and Hoganas Aktiebolag, a Swedish corporation, and the Research and Development Agreement dated as of February 8, 1994 between Hoganas Aktiebolag, a Swedish corporation, and Hoeganaes.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Incur" means, with respect to any Indebtedness, Lien or other obligation of any Person, to create, issue, assume, guarantee, incur or otherwise become liable in respect of such Indebtedness (including in the case of Indebtedness, the extension of the maturity of or becoming responsible for the payment of, any Indebtedness), Lien or other obligation (and "Incurrence," "Incurred" and "Incurring" shall have meanings correlative to the foregoing), provided that a change in generally accepted accounting principles that results
- --------
in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

          "Indebtedness" means (without duplication), with respect to any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property (including pursuant to Capital Lease Obligations), every conditional sale obligation and every obligation under any title retention agreement, in each case if on terms permitting any portion of the purchase price to be paid beyond one year from the date of purchase (but excluding trade accounts payable arising in the ordinary course of business which are not overdue by more than 90 days or which are being contested in good faith), (v) every obligation of such Person issued or contracted for as payment in consideration of the purchase by such Person or an Affiliate of such Person of the stock or substantially all of the assets of another Person or a merger or consolidation to which such Person or an Affiliate of such Person was a party,
(vi) every obligation of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, (vii) every obligation of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured, and
(viii) all Redeemable Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Independent Financial Advisor" means a nationally recognized investment banking firm (i) which does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company or any of its Subsidiaries and (ii) which, in the sole judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which such firm is being engaged.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreement" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets

(including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Material Subsidiary" means, as of any date, any Subsidiary of any Person (a) the value of whose assets, as such assets would appear on a consolidated balance sheet of such Subsidiary and its Consolidated Subsidiaries prepared as of the end of the fiscal quarter next preceding such determination in accordance with generally accepted accounting principles, is at least 5% of the value of the assets of such Person and its Consolidated Subsidiaries, determined as aforesaid, or (b) which has revenues, as such revenues would appear on a consolidated income statement of such Subsidiary and its Consolidated Subsidiaries prepared as of the end of the fiscal quarter next preceding such determination in accordance with generally accepted accounting principles, constituting at least 5% of the revenues of such Person and its Consolidated Subsidiaries, determined as aforesaid.

          "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Net Available Proceeds" from any Asset Disposition by a Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form) therefrom by such Person, net of all legal, title and recording tax expenses, commissions and other fees and expenses Incurred by such Person and all federal, state, provincial, foreign and local taxes and reserves required to be accrued by such Person as a liability as a consequence of such Asset Disposition, and net of all payments made by such Person or its Subsidiaries on any Indebtedness which is secured by such assets in accordance with the terms of any Liens upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law be repaid out of the proceeds from such Asset Disposition, and net of all distributions and other payments made by such Person to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition.

          "Notice" has the meaning specified in the definition of Offer to Purchase in this Section 1.1.

          "Obligations" means all obligations for the reimbursement of amounts drawn under any letter of credit or for the payment of principal, premium, interest (including, without limitation, interest whether or not allowed after the filing of a petition initiating any proceeding referred to in Section 5.1(6) or (7) at the rate specified in the instrument governing the relevant Indebtedness), penalties, fees, expenses, indemnities or other amounts, now or hereafter existing, with respect to any Indebtedness.

          "Offer" means an offer to purchase the Securities pursuant to an Offer to Purchase.

          "Offer to Purchase" means a written notice (the "Notice") delivered to the Trustee and given (a) with respect to an Offer to Purchase made pursuant to
Section 10.10, by first class mail, postage prepaid, and (b) with respect to an Offer to Purchase made pursuant to Section 10.15, by overnight carrier, in either event to each Holder at the address appearing in the Security Register, offering to purchase up to the principal amount of Securities specified in such Notice, at the purchase price specified in such Notice (as determined pursuant to this Indenture). Any Notice shall specify a purchase date (the "Purchase Date") for such Offer to Purchase which (X) with respect to an Offer to Purchase made pursuant to Section 10.10, shall be not less than 30 days or more than 60 days after the date of such Notice and, (Y) with respect to an Offer to Purchase made pursuant to Section 10.15, shall be not less than 15 days after the date of such Notice (or, in either event, such other time period as is necessary for the Offer to Purchase to remain open for a sufficient period of time to comply with applicable securities laws). Any Notice shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall contain (i) the most recent financial statements required to be filed with the Trustee pursuant to Sections 7.3 and 10.16, (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including the events requiring the Company to make such Offer to Purchase), (iii) if material, appropriate pro forma financial information concerning such Offer to Purchase and the events requiring the Company to make such Offer to Purchase and (iv) any other information required by applicable law to be included therein. Any Notice shall contain all instructions and materials necessary to enable such Holder to tender Securities for purchase pursuant to such Offer to Purchase. Any Offer to Purchase shall remain open from the time of mailing of the Notice until the Purchase Date, and shall be governed by and effected in accordance with, and the Company and the Trustee shall perform their respective obligations specified in, the Notice for such Offer to Purchase. Any Notice shall state:

          (1) the Section of this Indenture pursuant to which such Offer to Purchase is being made;

          (2) the aggregate outstanding principal amount (the "Purchase Amount") of the Securities required to be offered to be purchased by the Company pursuant to such Offer to Purchase (including, if less than all the Securities, the calculation thereof pursuant to the Section hereof requiring such Offer to Purchase);

          (3)  the Purchase Date;

          (4) the purchase price to be paid by the Company for each $1,000 principal amount of Securities accepted for payment (as specified pursuant to this Indenture);

          (5) that the Holder of any Security may tender for purchase by the Company all or any portion of such Security equal to $1,000 principal amount or any integral multiple thereof;

          (6) the place or places where Securities are to be surrendered for tender pursuant to such Offer to Purchase;

          (7) any Security not tendered or tendered but not purchased by the Company pursuant to such Offer to Purchase will continue to accrue interest as set forth in such Security and this Indenture;

          (8) that on the Purchase Date the purchase price will become due and payable upon each Security (or portion thereof) selected for purchase pursuant to such Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (9) that each Holder electing to tender a Security pursuant to such Offer to Purchase will be required to surrender such Security at the place or places specified in the Notice prior to the close of business on the fifth Business Day prior to the Purchase Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing);

          (10) that any Holder will be entitled to withdraw the tender of such Holder's Security if the Trustee receives, not later than the close of business on the fifth Business Day prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of the Security such Holder tendered, the certificate number of the Security such Holder tendered and a statement that such Holder is withdrawing the tender of such Holder's Security;

          (11) that (a) if Securities (or portions thereof) in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to such Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are duly tendered and not withdrawn pursuant to such Offer to Purchase, (i) the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount and (ii) the particular Securities (or portions thereof) to be purchased shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for purchase of portions (equal to $1,000 or any integral multiple of $1,000) of the principal amount of Securities of a denomination larger than $1,000; and

          (12) that, in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any Authorized Denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities therefore authenticated and delivered under this Indenture, except:
                      ------

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are
                                         --------
     to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 36 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
- --------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Pari Passu," as applied to the ranking of any Indebtedness of a Person in relation to other Indebtedness of such Person, means that each such Indebtedness either (i) is not expressly subordinated in right of payment to any Indebtedness or (ii) is expressly subordinated in right of payment to the same Indebtedness as is the other, and is so subordinated to the same extent, and is not expressly subordinated in right of payment to the other or to any Indebtedness as to which the other is not so expressly subordinated.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. Initially the Company authorizes the Trustee to act as Paying Agent.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, government, or any agency or political subdivision thereof or any similar entity.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Stock," as applied to the capital stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "Purchase Date" has the meaning specified in the definition of Offer to Purchase in this Section.

          "Record Date" means any Regular Record Date or Special Record Date.

          "Redeemable Stock" of any Person means any class or series of Capital Stock of such Person that by its terms or otherwise is (i) required to be redeemed prior to the Maturity of the Securities or (ii) redeemable at the option of the holder thereof at any time prior to the Maturity of the Securities or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) or Indebtedness having a scheduled maturity prior to the Maturity of the Securities; provided that any Capital Stock which would not
                            --------
constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a change in control occurring prior to the Maturity of the Securities shall not constitute Redeemable Stock if the change in control provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Section 10.15 and such Capital Stock specifically provides that the Company will not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to the provisions of Section 10.15.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the _____ day of April or October (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Related Person" of any Person means any Person beneficially owning
(a) 5% or more of the outstanding Common Stock of such Person or (b) 5% or more of the outstanding Voting Stock of such Person.

          "Required Filing Date" has the meaning specified in Section 10.16.

          "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor group) of the Trustee, including without limitation any Vice President, Assistant Vice President, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, who shall, in any case, be responsible for the administration of this Indenture or have familiarity with it, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payments" has the meaning specified in Section 10.9.

          "Sale and Leaseback Transaction" of any Person means an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person or any Subsidiary of such Person of any property or asset of such Person or such Subsidiary which has been or is being sold or transferred by such Person or such Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

          "Securities" means securities designated in the first paragraph of the Recitals Of The Company.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "Senior Indebtedness" means the principal of (and premium, if any) and interest on, and all other amounts payable in respect of, (a) all Obligations of the Company under this Indenture and the Securities, (b) all Obligations of the Company and its Subsidiaries created pursuant to the Amended Credit Agreement or any similar senior credit facility or agreement to the extent permitted by
Section 10.7(b)(i) hereof (each of the Amended Credit Agreement and such other facility or agreement as permitted by Section 10.7(b)(i), a "Senior Credit Facility"), (c) all other Indebtedness of the Company not prohibited by Section 10.7, whether outstanding on the date of this Indenture or thereafter Incurred, other than the Securities, (d) Obligations of the Company under Interest Rate Agreements, (e) Obligations of the Company under Currency Agreements entered into in respect of any such Indebtedness or obligation or in the ordinary course of business and (f) amendments, renewals, extensions, modifications and refundings of any such Indebtedness or obligation; provided that the term Senior
                                                   --------
Indebtedness shall not include (to the extent any of the following constitutes Indebtedness) (i) any Indebtedness or Obligation owed to a Subsidiary, (ii) any Indebtedness or Obligation which is expressly subordinated or junior to the Securities or to any other Indebtedness or Obligation of the Company (other than any Indebtedness secured by a subordinated Lien and Incurred by the Company pursuant to any Senior Credit Facility), including the Exchange Debentures,
(iii) any Indebtedness of the Company which when Incurred and without respect to any election under Section 11.11(b) of the United States Bankruptcy Code, as amended, was without recourse to the Company, (iv) any Indebtedness (other than Indebtedness Incurred pursuant to Section 10.7(b)) of the Company not otherwise permitted by Section 10.7, (v) any Indebtedness to any employee of the Company,
(vi) any liability for taxes and (vii) accounts payable or any other Indebtedness or monetary obligations to trade creditors created or assumed by the Company or any of its Subsidiaries in the ordinary course of business in connection with the obtaining of materials or services. Any Obligation under any Senior Credit Facility constituting Senior Indebtedness shall continue to constitute Senior Indebtedness despite a determination that the Incurrence of such Obligation by the Company was a preference under Section 547(b) of Title 11 of the United States Code (or any successor thereto) or was a fraudulent conveyance or transfer under Federal or State law.

          "Senior Subordinated Debentures" means the 12 1/8% Senior Subordinated Debentures of the Company due 2002.

          "Senior Subordinated Indenture" means the Indenture dated as of June 18, 1992 between the Company and Harris Trust and Savings Bank as Trustee, pursuant to which the Senior Subordinated Debentures were issued.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" of any Person means a corporation of which more than 50% of the outstanding Voting Stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. Voting Stock or other ownership interests shall be deemed owned by a Person notwithstanding the pledge, transfer of registered ownership or similar transaction relating to such Voting Stock or other ownership interests to the extent such transaction secures Indebtedness permitted under Section 10.7.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in
Section 9.5.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Wholly Owned Subsidiary" of any Person means a Subsidiary all of the outstanding Capital Stock of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries or by such Person and one or more Wholly Owned Subsidiaries. Capital Stock shall be deemed owned by a person notwithstanding the pledge, transfer of registered ownership or similar transaction relating to such Capital Stock to the extent such transaction secures Indebtedness permitted under
Section 10.7.

SECTION 1.2.    Compliance Certificates and Opinions.
                ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3.    Form of Documents Delivered to Trustee.
                --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.    Acts of Holders.
                ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and

(subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5.    Notices, etc., to Trustee and Company.
                -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given furnished or filed in writing or, in the case of the Company, by facsimile transmission to the Trustee at
     (614) 248-5195 or any other number provided by the Trustee so long as such transmission is confirmed by written notice sent by guaranteed overnight courier, to or with the Trustee at its Corporate Trust Office, Attention:
     Corporate Trust Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, or

          (3) to the Agent Bank by the Company, by the Trustee or by the Holders if in writing and mailed, first class postage prepaid, to the Agent Bank at [__________], Attention: [__________], with a copy to: [__________],
     Attention: [__________], or at any other address previously furnished in writing to the Company and the Trustee.

SECTION 1.6.    Notice to Holders; Waiver.
                -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7.    Conflict with Trust Indenture Act.
                ---------------------------------

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an "incorporated provision"), such incorporated provision shall control.

SECTION 1.8.    Effect of Headings and Table of Contents.
                ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9.    Successors and Assigns.
                ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor, if any.

SECTION 1.10.      Separability Clause.
                   -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.    Benefits of Indenture.
                 ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 1.12.    Governing Law.
                 -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13.    Legal Holidays.
                 --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE 2

                                 Security Forms

SECTION 2.1.    Forms Generally.
                ---------------

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. The Company shall approve the form of the Securities and any notation, legend or endorsement on them.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2.    Form of Face of Security.
                ------------------------

                           The Interlake Corporation
                          [   ]% Senior Note Due 2001


No. __________                                  $_________

          The Interlake Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of_______________ Dollars on the __ day of November, 2001 and to pay interest thereon from May __, 1995 or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, on May __ and November__ in each year commencing on November __, 1995 at a
rate per annum equal to [   ]% until the principal hereof is paid or made
available for payment. The interest payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __ day of April or October (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the offices or agencies of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                 --------
however, that at the option of the Company payment of interest may be made by
- -------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the applicable interest rate and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                          The Interlake Corporation

                                          By_____________________________
Attest:

______________________

          This is one of the Securities referred to in the within-mentioned Indenture.

                                          ______________________________
                                                   as Trustee


                                          By_____________________________
                                                       Authorized Signer

SECTION 2.3.    Form of Reverse of Security.
                ---------------------------

          This Security is one of a duly authorized issue of Securities of the
Company designated as its [   ]% Senior Notes Due 2001 (herein called the
"Securities"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture, dated as of May __, 1995 (herein called the "Indenture"), between the Company and Bank One, Columbus, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Except as provided in the next succeeding paragraph, the Securities will not be subject to redemption prior to November __, 1998. On and after November __, 1998, the Securities are subject to redemption in whole at any time and in part from time to time at the option of the Company, if in whole, upon not less than five or more than 30 days' notice by mail, and from time to time, if in part, upon not less than 30 or more than 60 days' notice by mail, at the following Redemption Prices (expressed in percentages of the principal amount ) together with accrued interest to the Redemption Date:

          If redeemed during the twelve-month period beginning November __:

                                             Redemption
                 Year                          Price
                 ----                        ----------

                 1998                          [   ]%
                 1999                          [   ]%
                 2000                           100%

; provided that interest installments whose Stated Maturity is on or prior to
  --------
such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture.

          At any time, and from time to time, prior to November __, 1998, up to 35% of the original aggregate principal amount of the Securities are subject to redemption at the option of the Company out of the proceeds of one or more Equity Sales after the date hereof upon not less than 30 or more than 60 days' notice by mail, at a Redemption

Price of [___]% of the principal thereof to the Redemption Date, together with accrued interest to the Redemption Date.

          In the event of a Change of Control, the Company shall make an Offer to Purchase all Securities then outstanding at a purchase price equal to 101% of the principal thereof plus accrued and unpaid interest, if any, as and to the extent provided in the Indenture. "Change of Control" is defined in the Indenture as the occurrence of one or more of the following events:

          (1) any Person or any Persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof, other than the Employee Stock Ownership Plan or the trusts for any other employee stock ownership, benefit or pension plans of the Company or any Subsidiary and other than the original holders of Convertible Preferred Stock, shall beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) at least 50% of the total voting power of all classes of Capital Stock of the Company entitled to vote generally in the election of directors of the Company; or

          (2) any one Person or Group (other than the Board of Directors of the Company as it may be constituted from time to time), or any Affiliates thereof, shall succeed in having sufficient of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate of such Group, shall constitute a majority of the Board of Directors of the Company;

          (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company to any Person or entity or Group of Persons or entities (other than any Wholly Owned Subsidiary of the Company);

          (4) the shareholders of the Company shall approve any plan for the liquidation or dissolution of the Company; or

          (5) the merger or consolidation of the Company with or into another corporation or the merger of another corporation into the Company with the effect that immediately after such transaction any Person or Group other than the Company holds more than 50% of the total voting power entitled to vote generally in the election of directors, managers or trustees of the surviving corporation of such merger or consolidation.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, Pari Passu in right of payment with all other Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and events of default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentage in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. In certain limited circumstances, the Indenture permits the amendment thereof without the consent of the Holders.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the time, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of Authorized Denominations and for the same aggregate principal amount , will be issued to the designated transferee or transferees. Initially the Trustee will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holder.

          The Securities are issuable only in registered form without coupons in Authorized Denominations. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different Authorized Denomination, as requested by the Holder surrendering the same. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. The Security Registrar need not recognize the transfer or exchange of any Securities selected for any redemption. The Security Registrar need not exchange or register the transfer of any Security for a period of 15 Business Days prior to the selection of Securities to be redeemed.

          Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ARTICLE 3

                                The Securities

SECTION 3.1.    Title and Terms.
                ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $100 million, (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7)

          The Securities shall be known and designated as the "[   ]% Senior
Notes Due 2001" of the Company.  Their Stated Maturity shall be the __ day in
November, 2001 and they shall bear interest at a rate of [   ]% from May __,
1995, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on each May __ and November __ of each year commencing November __, 1995 until the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the offices or agencies of the Company in the Borough of Manhattan, the City of New York and in the City of Columbus, Ohio maintained for such purpose, at the designated office of the Paying Agent at c/o First Chicago Trust Company, 14 Wall Street, Suite 4607, 8th Floor, New York, NY 10002 or Bank One, Columbus, N.A., 100 East Broad Street, 8th Floor, Columbus, Ohio 43215 and at any other office or agency maintained by the Company for such purpose;

provided, however that at the option of the Company payment of interest may be
- --------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Upon a Change of Control the Company shall make an Offer to Purchase all Securities then outstanding as and to the extent provided in Section 10.15.

          The Securities shall be redeemable at the Company's option as provided in Article 11.

          The Securities shall be Pari Passu in right of payment with other Senior Indebtedness.

          The Securities are subject to defeasance, and certain covenants of the Company are subject to defeasance, at the option of the Company as provided in
Article 12.

SECTION 3.2.    Denominations.
                -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple of $1,000 (an "Authorized Denomination").

SECTION 3.3.    Execution, Authentication, Delivery and Dating.
                ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries or by its Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4.    Temporary Securities.
                --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any Authorized Denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of Authorized Denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 3.5.    Registration, Registration of Transfer and Exchange.
                ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 102 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchange pursuant to Section 3.4, 9.6, 10.10 or 11.7 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6.    Mutilated, Destroyed, Lost and Stolen Securities.
                ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7.    Payment of Interest; Interest Rights Preserved.
                ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8.    Persons Deemed Owners.
                ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent for the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 37) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9.    Cancellation.
                ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that cancelled Securities be returned to it.

SECTION 3.10.    Computation of Interest.
                 -----------------------

          Cash interest on the Securities, which shall accrue from and after May __, 1995, shall be computed on the basis of a 360-day year divided into twelve 30-day months.

SECTION 3.11.    CUSIP Number.
                 ------------

          The Company in issuing the Securities may use a "CUSIP" number (if then generally in use), and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any
                                                               --------
such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee in writing of any change in the CUSIP number.

                                  ARTICLE 4

                          Satisfaction and Discharge

SECTION 4.1.    Satisfaction and Discharge of Indenture.
                ---------------------------------------

          This Indenture shall cease to be of further effect (except as to (i) any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, and (iii) rights of Holders to receive payments of principal thereof and interest thereon), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 36 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 103) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation.

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3) such satisfaction or discharge shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Upon request, the Trustee shall acknowledge in writing the discharge of the obligations of the Company under this Indenture (except for those surviving obligations specified in this Section 4.1). Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6, the obligations of the Trustee to any Authenticating Agent under Section 6.11 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section
10.3 shall survive.

SECTION 4.2.    Application of Trust Money.
                --------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE 5

                                   Remedies

SECTION 5.1.    Events of Default.
                -----------------

          "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity as and when the same shall become due and payable; or

          (3) default in the performance or breach of any covenant of the Company in this Indenture (other than a covenant or a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) a default under any Indebtedness by the Company and/or one or more Material Subsidiaries or under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company and/or one or more Material Subsidiaries with a principal amount then outstanding in excess of $8 million individually or in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of such Indebtedness at final maturity or shall have resulted in such Indebtedness coming or being declared due and payable prior to its Stated Maturity, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (5) a final judgment or final judgments for the payment of money are entered into by a court or courts of competent jurisdiction against the Company and/or any of its Material Subsidiaries which remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 consecutive days; provided, that the aggregate of all such judgments creates
                  --------
uninsured liabilities against the Company and/or any of its Material

Subsidiaries exceeding $5 million and the right to appeal all such judgments has expired; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company and/or a Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company and/or one or more Material Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company and/or a Material Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company and/or a Material Subsidiary or of any substantial part of such Person's property, or ordering the winding up or liquidation of such Person's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company and/or a Material Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of the Company and/or a Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company and/or a Material Subsidiary of any substantial part of such Person's property, or the making by such Person of a general assignment for the benefit of creditors, or the admission by such Person in writing of such Person's inability to pay its debts generally as they become due, or the taking of corporate action by the Company and/or a Material Subsidiary in furtherance of any such action.

SECTION 5.2.    Acceleration of Maturity; Rescission and
                ----------------------------------------
                 Annulment.
                 ---------

          If an Event of Default occurs and is continuing, then and in every such case (other than an Event of Default specified in Section 5.1(6) or 5.1(7) hereof relating to the Company), unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable, by a notice in writing to the Company and the Agent Bank and/or the administrative agent for any other Senior Credit Facility as the case may be (and to the Trustee if given by Holders), and upon any such declaration such principal shall become due and payable upon the earlier of (i) five Business Days after the receipt by the Company and the Agent Bank and/or such administrative agent of such written notice, provided such Event of Default is then continuing, or (ii) an acceleration under any Senior Credit Facility. If an Event of Default specified in Section 5.1(6) or 5.1(7) hereof relating to the Company occurs, the principal of all the Securities shall become and be immediately due and payable on all Outstanding Securities without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities then Outstanding, by written notice to the Company and the Trustee, may waive all defaults and rescind and annul such declaration and its consequences (provided that no such waiver or
                                             --------
rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon) if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest, if any, thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest, if any, upon overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of the principal of Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

SECTION 5.3.    Collection of Indebtedness and Suits for
                ----------------------------------------
                 Enforcement by Trustee.
                 ----------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or any premium on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of its negligence or bad faith.

          Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Securities to the Holders, whether or not the Securities be overdue.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated. If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4.    Trustee May File Proofs of Claim.
                --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company of the payment of overdue principal (or premium, if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) unless prohibited by applicable law, to vote on behalf of the Holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.6.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder hereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.5.    Trustee May Enforce Claims Without Possession of
                ------------------------------------------------
                 Securities.
                 ----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the securities in respect of which such judgment has been recovered.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

SECTION 5.6.    Application of Money Collected.
                ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     6.6;

          SECOND: In case the principal of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

SECTION 5.7.    Limitation of Suits.
                -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8.    Unconditional Right of Holders to Receive
                -----------------------------------------
                 Principal, Premium and Interest.
                 -------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company, on the Purchase
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9.    Restoration of Rights and Remedies.
                ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the

Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.    Rights and Remedies Cumulative.
                 ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.    Delay or Omission Not Waiver.
                 ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.    Control by Holders.
                 ------------------

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that such direction shall
                                             --------
not be in conflict with any rule of law or with this Indenture, and provided
                                                                    --------
further that (subject to the provisions of Section 6.1) the Trustee shall have
- -------
the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders.

SECTION 5.13.    Waiver of Past Defaults.
                 -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.    Undertaking for Costs.
                 ---------------------

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

SECTION 5.15.      Waiver of Stay or Extension Laws.
                   --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE 6

                                 The Trustee

SECTION 6.1.    Certain Duties and Responsibilities.
                -----------------------------------

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power, conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (e) This Section 6.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

SECTION 6.2.    Certain Rights of Trustee.
                -------------------------

          In furtherance of and subject to the Trust Indenture Act, and subject to the provisions of Section 61:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a

Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be Incurred by it in compliance with such request or direction;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to
Section 12 hereof and which shall contain such other statements as the Trustee reasonably deems necessary to perform its duties herewith; and

          (i) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

SECTION 6.3.    Not Responsible for Recitals or Issuance of
                -------------------------------------------
                 Securities.
                 ----------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 6.4.    May Hold Securities.
                -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to the terms of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.5.    Money Held in Trust.
                -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.6.    Compensation and Reimbursement.
                ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances Incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense Incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which the Trustee may seek indemnity from the Company. The Trustee may have separate counsel and the Company shall pay the reasonable compensation, expenses And disbursements of such counsel. The Company will not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          As security for the performance of the obligations of the Company under this Section and notwithstanding any other provision herein to the contrary, the Trustee shall have a lien with right of payment prior to payment on account of principal of (or premium, if any) or interest on the Securities upon all property and funds held or collected by the Trustee under any provision hereof for all amounts it is entitled to receive under this Section 6.6. The obligation of the Company under this Section 6.6 to compensate the Trustee and to pay and reimburse the Trustee for such expenses, disbursements and advances shall constitute additional Indebtedness.

          When the Trustee Incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or (7), the expenses and the compensation for the services are intended to constitute expenses of administration under bankruptcy law.

          The Company's obligations under this Section 6.6 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article 12 of this Indenture and/or the termination of this Indenture.

SECTION 6.7.    Corporate Trustee Required; Eligibility.
                ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation, having a combined capital and surplus of at least $50 million and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

SECTION 6.8.    Resignation and Removal; Appointment of
                ---------------------------------------
                 Successor.
                 ---------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.9.

          (b) the Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.7 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any pubic officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 315(e) of the Trust Indenture Act, any holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.9.    Acceptance of Appointment by Successor.
                --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.10.    Merger, Conversion, Consolidation or Succession
                 -----------------------------------------------
                 to Business.
                 -----------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such
                                                                 --------
corporation shall be eligible under the provisions of Section 6.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.11.    Appointment of Authenticating Agent.
                 -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities upon exchange, registration of transfer or partial redemption or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50 million and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible
                      --------
under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustees certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities described in the within mentioned Indenture.

                    ______________________
                           As Trustee


                    By__________________________
                        As Authenticating Agent


                    By__________________________
                          Authorized Officer


                                  ARTICLE 7

                         Holders Lists and Reports by
                             Trustee and Company

SECTION 7.1.    Certificate to Trustee; Securityholders Lists.
                ---------------------------------------------

          (a) The Company will furnish or cause to be furnished to the Trustee on or before May __ in each year beginning with May __, 1996, a brief certificate from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

          (b) If and so long as the Trustee shall not be the Security Registrar, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders pursuant to Section 312 of the Trust Indenture Act (i) semi-annually not more than 15 days after each Regular Record Date, as of such Regular Record Date and (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

SECTION 7.2.    Report by Trustee.
                -----------------

          Any Trustee's reports required under Section 313(a) of the Trust Indenture Act shall be transmitted on May __, 1996 and on each May __ thereafter, and shall be dated as of a date convenient to the Trustee no more than 60 days nor less than 45 days prior thereto.

SECTION 7.3.    Reports by Company.
                ------------------

          The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.


                                  ARTICLE 8

                      Consolidation, Merger, Conveyance,
                              Transfer or Lease

SECTION 8.1.    Mergers, Consolidations and Certain Sales of
                --------------------------------------------
                 Assets.
                 ------

          The Company (a) will not consolidate with or merge into any other Person; (b) will not permit any other Person to consolidate with or merge into the Company or any Subsidiary of the Company (in a transaction in which such Subsidiary remains a Subsidiary of the Company), except for transactions involving the consolidation or merger of a Wholly Owned Subsidiary of the Company with or into the Company or another Wholly Owned Subsidiary of the Company; and (c) will not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, unless, in any such transaction:

          (1) immediately before and after giving effect to such transaction and treating any Indebtedness Incurred by the Company or a Subsidiary of the Company as a result of such transaction as having been Incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

          (2) in the case the Company shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all the properties and assets of the Company as an entirety (for purposes of this Section 81, a "Successor Company") shall be a corporation, and shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (3) immediately after giving effect to such transaction on a pro forma basis, the Company or, if applicable, the Successor Company, shall have a Consolidated Net Worth which is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

          (4) immediately after giving effect to such transaction on a pro forma basis, the Company or, if applicable, the Successor Company, would be able to Incur at least $1.00 of additional Indebtedness pursuant to Section 107; and

          (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, if applicable, setting forth the manner of determination and the calculation of the Consolidated Net Worth and the Consolidated Cash Flow Ratio of the Company or, if applicable, of the Successor Company as required pursuant to clause (3) or clause (4).

SECTION 8.2.    Successor Substituted.
                ---------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 81, the Successor Company formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE 9

                           Supplemental Indentures

SECTION 9.1.    Supplemental Indentures Without Consent of
                ------------------------------------------
                 Holders.
                 -------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3)  to secure the Securities; or

          (4) to comply with any requirement of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (5) shall not
                     --------
     adversely affect the interests of the Holders in any material respect.

SECTION 9.2.    Supplemental Indentures With Consent of Holders.
                -----------------------------------------------

          With the consent of the Holders of a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental
                              --------  -------
indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal thereof or the rate of interest thereon, or any premium payable upon redemption thereof, or reduce any amount payable on redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1017, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) modify the provisions of this Indenture with respect to the obligation of the Company to purchase the Securities pursuant to Section
     10.15 in a manner adverse to the Holders.

          It shall not be necessary for any Act of Holders under this section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3.    Execution of Supplemental Indentures.
                ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 61) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that it is not inconsistent herewith and that the supplemental indenture will be valid and binding upon the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4.    Effect of Supplemental Indentures.
                ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5.    Conformity with Trust Indenture Act.
                -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6.    Reference in Securities to Supplemental
                ---------------------------------------
                 Indentures.
                 ----------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for outstanding Securities.

                                  ARTICLE 10

                                  Covenants

SECTION 10.1.    Payment of Principal, Premium and Interest.
                 ------------------------------------------

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 10.2.    Maintenance of Office or Agency.
                 -------------------------------

          The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, the City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however,
                                                              --------  -------
that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3.    Money for Security Payments to Be Held in Trust.
                 -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease;

provided, however, that the Trustee or such Paying Agent, before being required
- --------  -------
to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, or mailed to each Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4.    Existence.
                 ---------

          Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the
                                               --------  -------
Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the failure to preserve such right or franchise is not disadvantageous in any material respect to the Holders or to the condition, financial or otherwise, or would not have a material adverse effect on, the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as a whole.

SECTION 10.5.    Maintenance of Properties.
                 -------------------------

          The Company will cause all material properties used or useful in the conduct of its business or the business of any Material Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

provided, however, that nothing in this Section shall prevent the Company from
- --------  -------
discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.6.      Payment of Taxes and Other Claims.
                   ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the income, profits or property of the Company or any Material Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Material Subsidiary; provided, however, that the
                                                    --------  -------
Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) if the amount, applicability or validity thereof is being contested in good faith by appropriate proceedings and if a reserve or other appropriate provision shall have been made therefor in accordance with and to the extent required by generally accepted accounting principles or (ii) if the failure to pay such tax, assessment, charge or claim would not be disadvantageous in any material respect to the Holders or to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as a whole.

SECTION 10.7.    Limitation on Consolidated Indebtedness.
                 ---------------------------------------

          (a) So long as any of the Securities are Outstanding, (1) the Company will not Incur and will not permit any Subsidiary to Incur any Indebtedness, including Acquisition Debt, and (2) will not permit any Subsidiary to issue any Preferred Stock, unless the Company's Consolidated Cash Flow Ratio for the four full consecutive fiscal quarters ending with the most recently completed fiscal quarter of the Company preceding the Incurrence of such Indebtedness or Acquisition Debt or the issuance of such Preferred Stock, calculated on a pro forma basis as if such Indebtedness or Acquisition Debt had been Incurred or such Preferred Stock had been issued at the beginning of such four full fiscal quarters would be greater than 2.0 to 1.

          (b) Notwithstanding the foregoing paragraph, the Company or a Subsidiary may Incur the following Indebtedness, and a Subsidiary may issue the following Preferred Stock:

          (i) Indebtedness of the Company or any Subsidiary under or with respect to the Amended Credit Agreement or any Senior Credit Facility, or both, in an aggregate principal amount outstanding at any one time not to exceed $200 million of Indebtedness, including any Indebtedness Incurred by the Company or any Subsidiary in connection with or pursuant to any amendment, extension, restructuring, refunding or refinancing of amounts due, commitments or maturities under the

     Amended Credit Agreement and such similar senior credit facility or agreement (so long as the principal amount of the Indebtedness Incurred does not exceed $200 million in the aggregate);

         (ii) Indebtedness evidenced by the Securities;

        (iii) Indebtedness owed to the Company or a Controlled Subsidiary of the Company and Preferred Stock issued to and held by the Company or a Controlled Subsidiary of the Company, in each case only so long as owed to or held by the Company or a Controlled Subsidiary of the Company and, in the case of a Controlled Subsidiary, so long as the Company owns, directly or indirectly, a percentage of the Capital Stock, Voting Stock and other ownership interest of such Controlled Subsidiary which is equal to or greater than the percentage of such Capital Stock, Voting Stock or other ownership interest, respectively, owned by the Company, directly or indirectly, on the date hereof;

         (iv) Indebtedness or Preferred Stock of any Subsidiary outstanding on the date of execution and delivery of this Indenture, less any amounts actually repaid in accordance with the scheduled amortization provisions under any such Indebtedness;

          (v) Indebtedness or Preferred Stock which is exchanged for, or the proceeds of which are used to refinance or redeem, any Outstanding Indebtedness or Preferred Stock of the Company or any of its Subsidiaries, including any extension, renewal or refinancing of any such Indebtedness or Preferred Stock, in an aggregate principal amount (or, if such new Indebtedness is issued at a price less than the principal amount thereof, with an original issue price) or liquidation preference not to exceed the principal amount or liquidation preference so exchanged or refinanced (plus accrued interest and accrued dividends, as the case may be, and fees and expenses related thereto and any premium payable pursuant to optional redemption provisions of such Outstanding Indebtedness or Preferred Stock to be refinanced); provided that any Indebtedness exchanged for, or the
                        --------
     proceeds of which are used to refinance, the Securities or other Indebtedness of the Company which is Pari Passu or subordinated to the Securities shall only be permitted (1) if, in case the Securities are refinanced or exchanged in part, such Indebtedness expressly remains Pari Passu with or subordinate in right of payment to, as the case may be, the Securities, (2) if, in case the Indebtedness to be exchanged or refinanced is subordinated to the Securities, such Indebtedness is subordinate to the Securities at least to the extent and in the manner that the Indebtedness to be exchanged or refinanced is subordinate to the Securities and (3) if, in case the Securities are exchanged or refinanced in part or the Indebtedness to be exchanged or refinanced is subordinated to the Securities, no payments by way of sinking fund, mandatory redemption or otherwise (including defeasance) may be made by the Company (including, without limitation, at the option of the holder thereof other than an option given to a holder pursuant to a "change of control" covenant which is no more favorable to the holders of such Indebtedness than the provisions contained in Section 10.15 and such Indebtedness provides that the Company will not repurchase such Indebtedness pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to Section 10.15) at any time prior to the Stated Maturity of the Securities; and, provided, further, that in
                                                    --------  -------
     no event may Indebtedness of the Company (other than Senior Indebtedness) be refinanced by means of Indebtedness of any Subsidiary of the Company pursuant to this clause (v) nor may the Company issue Preferred Stock which constitutes Redeemable Stock (other than Redeemable Stock that (A) is exchanged for, or the proceeds of which are used to refinance or redeem, any Outstanding Indebtedness of the Company or any of its Subsidiaries, (B) does not mature, in whole or in part (by way of sinking fund, mandatory redemption or otherwise (including defeasance)) prior to the Stated Maturity of the Securities or, if such Indebtedness to be so exchanged, refinanced or redeemed has a maturity prior to the Stated Maturity of the Senior Notes, does not mature, in whole or in part, earlier than the maturity or respective maturities to be so exchanged, refinanced or redeemed, (C) has a liquidation preference which does not exceed the principal amount of the Indebtedness so exchanged or refinanced (plus accrued interest, fees and expenses related thereto and any premium payable pursuant to optional redemption provisions of such Outstanding Indebtedness to be refinanced), and (D) complies with the first proviso of this clause
     (v) regarding subordination;

         (vi) Indebtedness secured by a Lien on real property or improvements thereon; provided that any Net Available Proceeds received by the Company
              --------
     or any Subsidiary as a result of the Incurrence of such Indebtedness are applied in the amount and otherwise in accordance with Section 10.10(a) as if such proceeds were received as a result of an Asset Disposition;

        (vii) Indebtedness secured by a Lien on real property, which Indebtedness (a) constitutes all or a part of the purchase price of such property or (b) is Incurred prior to, at the time of or within 270 days after the acquisition of such property for the purpose of financing all or any part of the purchase price thereof and which otherwise is in accordance with Section 10.14;

       (viii) Indebtedness in an aggregate principal amount not to exceed $70 million at any one time outstanding (exclusive of Indebtedness permitted by any other clause of this Section 10.7);

         (ix) Indebtedness arising under Currency Agreements entered into in the ordinary course of business and Indebtedness arising under Currency Agreements and Interest Rate Agreements relating to existing and future Indebtedness otherwise permitted under this Indenture; and

          (x) Indebtedness of the Company the proceeds of which are used to purchase shares of stock of (a) Hoeganaes pursuant to the right of first refusal set forth in subparagraph 6(c) of the Stockholders Agreement dated as of February 8, 1994 among the Company, Hoeganaes and Hoganas Aktiebolag or of (b) Dexion (North) Asia Ltd. ("Dexion North Asia") pursuant to the right of first refusal set forth in the stockholders' agreement among the Company, Dexion North Asia and the minority shareholder of Dexion North Asia (the "Dexion Agreement").


SECTION 10.8.    Limitation on Transactions with Stockholders and
                 ------------------------------------------------
                 Affiliates.
                 ----------

          (a) So long as any of the Securities are Outstanding the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of property or the rendering of any service but excluding transactions between the Company and Controlled Subsidiaries of the Company or between Controlled Subsidiaries of the Company not otherwise prohibited by this Indenture) involving aggregate consideration in excess of $1,000,000 not otherwise prohibited by this Indenture, with a Related Person or with any Affiliate of the Company; provided that this Section 10.8 shall not be
                                   --------
deemed to prohibit transactions (including, subject to Section 10.9, any loans or advances by or to, or guarantees on behalf of, any Affiliate of the Company) made in good faith the terms of which are fair and reasonable to the Company or such Subsidiary, as the case may be, and are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's length basis with Persons who are not such a Related Person or Affiliate;

provided, that any such transaction shall be conclusively deemed to be on terms
- --------
which are fair and reasonable to the Company or any of its Subsidiaries and on terms which are at least as favorable as the terms which could be obtained on an arm's length basis with Persons who are not such a Related Person or Affiliate if such transaction is approved by a majority of the Company's Board of Directors (including a majority of the Company's independent directors, if any).

          (b) Notwithstanding anything contained in Section 10.8(a) to the contrary, transactions expressly contemplated by the Hoeganaes Agreements or the Dexion Agreement are permitted, so long as the Company owns, directly or indirectly, the percentage of Capital Stock, Voting Stock and other ownership interest of Hoeganaes or of Dexion North Asia, as the case may be, which is equal to or greater than the percentage of such Capital Stock, Voting Stock or other ownership interest, respectively, owned by the Company, directly or indirectly, as of the date hereof.

SECTION 10.9.    Limitation on Restricted Payments.
                 ---------------------------------

          Subject to the other provisions of this Section 10.9, the Company:

          (i) will not, directly or indirectly, declare or pay any dividend, or make any distribution, in respect of any class of its Capital Stock or to the holders of any class of its Capital Stock (including pursuant to a merger or consolidation of the Company, but excluding any dividends or distributions payable solely in shares of its Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Redeemable Stock)),

          (ii) will not, and will not permit any Subsidiary of the Company, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company or (b) any options, warrants or rights to acquire shares of Capital Stock of the Company or any Related Person of the Company,

          (iii) will not and will not permit any Subsidiary of the Company to, make any loan, advance or capital contribution to or investment in, transfer any assets to or for the benefit of, assume any liability with respect to any obligations of, or make any payment on a guarantee of any obligation of any Affiliate or Related Person of the Company (other than (A) the Company or a Wholly Owned Subsidiary of the Company which was a Wholly Owned Subsidiary prior to, or becomes a Wholly Owned Subsidiary contemporaneously with, such loan, advance, contribution, investment or payment; provided that such loan, advance, contribution,
                            --------
     investment or payment was not made or assumed in anticipation of such Person becoming a Wholly Owned Subsidiary of the Company, and (B) Hoeganaes, pursuant to the Hoeganaes Agreements so long as the Company owns, directly or indirectly, the percentage of Capital Stock or other ownership interest of Hoeganaes which is equal to or greater than the percentage of such Capital Stock or other ownership interest, respectively, owned by the Company, directly or indirectly, as of the date hereof), and

          (iv) will not, and will not permit any Subsidiary to, redeem, defease, repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Indebtedness of the Company which is subordinate in right of payment to the Securities (other than any extensions, refundings or refinancing of such Indebtedness so long as such extended, refunded or refinanced Indebtedness remains subordinate in right of payment to the Securities pursuant to terms of subordination at least as favorable to the Holders of the Securities as were contained in the Indebtedness which was so extended, refunded or refinanced and so long as such extended, refunded or refinanced Indebtedness has a maturity date on or after the maturity date of such Indebtedness prior to such extension, refunding or refinancing)

(the transactions described in clauses (i) through (iv) being referred to herein as "Restricted Payments"), if at the time thereof, or after giving effect thereto:

               (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing; or

               (2) the Consolidated Cash Flow Ratio of the Company for the four full fiscal quarters immediately preceding the date on which such Restricted Payment is made (after giving effect thereto, including the aggregate amount of all Restricted Payments made pursuant to the last paragraph of this section), will not be at least 2.5 to 1; provided that compliance with this clause (2) shall not be required with respect to the mandatory redemption of the Senior Subordinated Debentures pursuant to the terms thereof; or

               (3) the aggregate amount of all Restricted Payments made (including any amounts made pursuant to the last paragraph of this section) from the date hereof exceeds the sum (without duplication) of:

               (a) the aggregate of 50% of cumulative Consolidated Net Income of the Company (or, in the case Consolidated Net Income of the Company shall be negative for any fiscal year, less 100% of such deficit) accrued for the period (taken as one accounting period) commencing with the first full fiscal quarter after the date hereof to and including the fiscal quarter ended immediately prior to the date of such calculation; and

               (b) 100% of (i) the aggregate net proceeds, including the fair value of property other than cash (determined in good faith by the Board of Directors as evidenced by a Board Resolution), received by the Company from any Person other than a Subsidiary of the Company from all issuances (including issuances of Capital Stock of the Company pursuant to the exercise of any warrants or other rights to acquire Capital Stock of the Company) after the date hereof of Capital Stock of the Company (and, in the event the Company merges or consolidates with another corporation in a transaction in which the outstanding Common Stock of the Company prior to the transaction is canceled, the Consolidated Tangible Net Worth of such other corporation) and options, warrants or other rights to acquire Capital Stock of the Company; provided, however, that this clause
                                          --------  -------
                    (i) shall not include any issuance of Redeemable Stock by the Company and (ii) the aggregate net proceeds, including the fair value of property other than cash (determined in good faith by the Board of Directors as evidenced by a Board Resolution), received by the Company from any Person other than a Subsidiary of the Company of Indebtedness of the Company or any of its Subsidiaries issued subsequent to the date of this Indenture which is converted into Capital Stock of the Company (other than Redeemable Stock); provided
                                                                        --------
                    that this clause (ii) shall not include any issuance of Capital Stock upon the conversion of the Exchange Debentures.

          The foregoing provision will not be violated by reason of the payment of any dividend within 60 days after declaration thereof, if at the declaration date such payment would have complied with the foregoing provision.

          Notwithstanding anything to the contrary contained herein, the provisions of this Section 10.9 shall not prohibit:

               (a) payments required to be made in connection with stock appreciation rights with respect to the Capital Stock of the Company outstanding on the date hereof;

               (b) the settlement of stock options with respect to the Capital Stock of the Company outstanding on the date hereof in an aggregate amount not to exceed $2.5 million;

               (c) payments in connection with the redemption of Common Stock Purchase Rights existing pursuant to the Rights Agreement, dated as of January 26, 1989, as amended, between the Company and the First National Bank of Chicago, as rights agent (or any amendment or supplement thereto or any successor, substitute or similar plan), in an aggregate amount not to exceed $1 million; or

               (d) purchases of the Senior Subordinated Debentures pursuant to
          Section 1016 of the Senior Subordinated Indenture.

          In addition, notwithstanding clauses (2) or (3) above but subject to clause (1) above, the Company may make Restricted Payments not to exceed $10 million.

SECTION 10.10.    Limitation on Certain Asset Dispositions.
                  ----------------------------------------

          (a) So long as any of the Securities are Outstanding, the Company will not, and will not permit any Subsidiary of the Company to, make Asset Dispositions in one or more transactions in any fiscal year that result, together with the proceeds received from any Indebtedness permitted by Section 10.7 and Sale and Leaseback transactions permitted by Section 10.13, in Net Available Proceeds in excess of $5 million in the aggregate in such fiscal year unless:
                                                ------

          (i) the Company or such Subsidiary, as the case may be, receives consideration at the time of such Asset Dispositions at least equal to the fair market value for the shares or assets disposed of (which shall be as determined in good faith by the Board of Directors),

         (ii) at least 75% of the consideration for such Asset Dispositions consists of cash; provided however that the amount of (x) any liabilities
                       -------- -------
     (as shown on the Company's or such Subsidiary's most recent balance sheet or in the notes therein) of the Company or any Subsidiary that are assumed by the transferee of any such assets and (y) any notes, other obligations or other marketable securities received by the Company or any such Subsidiary from the transferee that are immediately converted by the Company or such Subsidiary into cash shall be deemed to be cash for purposes of this provision; and provided further that the 75% limitation
                                     -------- -------
     referred to above shall not apply to any Asset Disposition in which the cash portion of the consideration received therefor is equal to or greater than what the net after-tax proceeds would have been had such Asset Disposition complied with such 75% limitation,

        (iii) any applicable provisions of Article 8 shall have been complied with, and

         (iv) 100% of the Net Available Proceeds (including the proceeds received from any Indebtedness permitted by Section 107 and Sale and Leaseback Transactions permitted by Section 10.13), in excess of $5 million in the aggregate in any fiscal year from such Asset Dispositions (including from the sale of any marketable cash equivalents received therein) are applied by the Company or such Subsidiary, as the case may be: (A) first, within 90 days of receipt of such Net Available Proceeds, to repayment (in whole or in part) of the principal and/or interest on Senior Indebtedness then outstanding that is secured; (B) second, to the extent such Net Available Proceeds are not applied to the principal and/or interest on Senior Indebtedness that is secured as specified in clause (A), to pro rata (determined by reference to principal or principal amount) purchases of Outstanding

     Securities and other Indebtedness ranking Pari Passu with the Securities for which the Company is obligated to make an offer to purchase substantially similar to the Offer to Purchase required pursuant to this
     Section 10.10, pursuant to an Offer to Purchase at a purchase price equal to, in the case of the Securities, 100% of principal, and in the case of other Indebtedness, the applicable percentage of their principal amount, in each case plus accrued interest to the Purchase Date; provided however,
                                                           -------- -------
     that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
     Section 3.7; and (C) third, to the extent of any remaining Net Available Proceeds following completion of the Offers to Purchase referred to in clause (B) above, to the repayment, within five Business Days of completion of such Offer to Purchase, of other Indebtedness which is Pari Passu with the Securities but is not required to be purchased pursuant to an offer to purchase substantially similar to the Offer to Purchase required pursuant to this Section 10.10 or, in lieu thereof, other Indebtedness of the Company or any Subsidiary, to the extent that the same may be repaid prior to maturity.

          (b) The Company will give the Notice for an Offer to Purchase required pursuant to subclause (iv)(B) of Section 10.10(a) to Holders of record as of the date of the relevant Asset Disposition not more than 180 days after such Asset Disposition. The purchase price of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the amount of the remaining Net Available Proceeds pursuant to Clause (iv) of Section 10.10(a) (such result rounded down to the next lowest integral multiple of $1,000). The Company shall not be entitled to any credit against its obligation under this Section for the principal of any Securities otherwise acquired by the Company.

          (c) Not later than the date upon which the Notice of an Offer to Purchase is delivered to the Trustee pursuant to this Section 10.10, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount (as defined in the definition of Offer to Purchase), (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer to Purchase is being made, and (iii) the compliance of such allocation with the provisions of Section 10.10(a).

          (d) Notwithstanding any provision of this Section 10.10 to the contrary, the Company shall have no obligation to apply the Net Available Proceeds as provided in clause (a)(iv) above if the Company has a bona fide intent to reinvest the Net Available Proceeds from an Asset Disposition in another asset or business in the same or similar line of business as the Company or any of its Material Subsidiaries and the Net Available Proceeds are so reinvested within 180 days of receipt thereof.

          (e) On the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered, and (iii) deliver to the Trustee Securities so accepted together with an Officer's Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to the Holder of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered.

SECTION 10.11.    Limitation on Certain Restrictions Affecting
                  --------------------------------------------
                   any Subsidiary.
                   --------------

          So long as any of the Securities are Outstanding, the Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any of its Subsidiaries to (i) pay dividends or make any other distributions on such Subsidiary's Capital Stock to the Company or any of its Subsidiaries, (ii) pay any Indebtedness owed to the Company or any of its Subsidiaries, (iii) make loans or advances to the Company or any of its Subsidiaries, or (iv) transfer any of its property or assets to the Company or any of its Subsidiaries, other than restrictions on transfer contained in lease instruments Incurred in the ordinary course of business or assumed in connection with an acquisition of another Person; provided, however, that this Section
                                       --------  -------
shall not prohibit (a) any restrictions or encumbrances contained in any Senior Credit Facility; (b) any restrictions or encumbrances existing in this Indenture or under agreements in effect at the date of execution and delivery of this Agreement; (c) consensual encumbrances or restrictions binding upon any Person at the time such Person becomes a Subsidiary of the Company; provided that such
                                                             --------
encumbrances or restrictions were not Incurred in anticipation of such Person becoming a Subsidiary of the Company; (d) encumbrances or restrictions imposed by applicable law; or (e) subject to the terms of Section 10.10, restrictions with respect to a Subsidiary of the Company imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

SECTION 10.12.    Limitation on Issuance of Shares of
                  -----------------------------------
                   Subsidiaries.
                   ------------

          So long as any of the Securities are Outstanding, the Company will not permit any Subsidiary of the Company to issue shares of Capital Stock or any other ownership interest to any Person other than to the Company or a Wholly Owned Subsidiary of the Company except to the extent, and subject to the conditions under which, the Company could have sold, transferred or otherwise disposed of such shares or other ownership interests in an Asset Disposition pursuant to Section 10.10 (including the provisions thereof relating to the application of the Net Available Proceeds therefrom) if they had first been issued to the Company or such Subsidiary; provided, however, that the foregoing
                                          --------  -------
limitation shall not apply to (a) the issuance of shares of Capital Stock of a Subsidiary of the Company which is required in order to provide collateral security in certain jurisdictions outside the United States with respect to funds borrowed by certain non-United States Subsidiaries of the Company pursuant to the terms of any Senior Credit Facility, (b) the issuance of shares of Capital Stock or other ownership interests so long as immediately after such issuance the Company owns, directly or indirectly, a percentage of the Capital Stock, Voting Stock and other ownership interest of such Subsidiary which is equal to or greater than the percentage of such Capital Stock, Voting Stock or other ownership interest, respectively, owned by the Company, directly or indirectly, immediately prior to such issuance or (c) the issuance of directors' qualifying shares.

SECTION 10.13.    Limitation on Sale and Leaseback Transactions.
                  ---------------------------------------------

          The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale and Leaseback Transaction (except for a period not exceeding 30 months) unless the Company or such Subsidiary applies or
                         ------
commits to apply within 180 days after the sale or transfer, an amount equal to the Net Available Proceeds of the sale pursuant to the Sale and Leaseback Transaction in accordance with Section 10.10(a) as if such proceeds were received as a result of an Asset Disposition.

SECTION 10.14.    Limitation on Liens.
                  -------------------

          The Company shall not Incur any Indebtedness which is secured, directly or indirectly, with a Lien on the property, assets or any income or profits therefrom of the

Company or any of its Subsidiaries other than Senior Indebtedness (i) Incurred pursuant to any Senior Credit Facility or (ii) Senior Indebtedness with respect to which such Lien is perfected at the time of the Incurrence of such Senior Indebtedness or substantially contemporaneously therewith unless contemporaneously therewith or prior thereto the Securities are equally and ratably secured except for (a) any such Indebtedness secured by Liens on the assets of any entity existing at the time such assets are acquired by the Company or any of its Subsidiaries, whether by merger, consolidation, purchase of assets or otherwise; provided that such Liens (x) are not Incurred in
                        ------------
contemplation of such assets being acquired by the Company or any of its Subsidiaries and (y) do not extend to any other property or assets of the Company or any of its Subsidiaries or (b) any other Indebtedness required to be equally and ratably secured as a result of the Incurrence of such Indebtedness; provided that this Section 10.14 shall not in any way affect the Company's
                       ------------
Incurrence of Indebtedness pursuant to Section 10.7(b)(i) and the securing of such Indebtedness, directly or indirectly, with a Lien on the property, assets or any income or profits therefrom of the Company or any of its Subsidiaries.

SECTION 10.15.    Change of Control.
                  -----------------

          (a) In the event that there is a Change of Control (the date of such Change of Control being the "Trigger Date"), the Company shall, as described below, notify the Trustee in writing of such occurrence and, subject to the notice requirements set forth below, shall promptly make an Offer to Purchase on the Purchase Date (as defined below) all Securities then outstanding at a purchase price equal to 101% of the principal thereof plus accrued and unpaid interest, if any, to and including the Change of Control Payment Date. The "Purchase Date" shall be the last day of the fiscal quarter of the Company next following the Trigger Date or (i) if such day is not a Business Day, the next succeeding Business Day, or (ii) if such day would result in the Change of Control Offer not remaining open for a sufficient period of time to comply with applicable securities laws or the conditions set forth below have not yet been satisfied, the next succeeding Business Day after such conditions have been satisfied and on which consummation of such purchase may take place without violating such securities laws.

          At least five Business Days prior to the Company's mailing of a Notice under this Section 1015, the Company shall notify the Trustee of the Change of Control which triggers the Company's obligation to make an Offer to Purchase. Prior to the mailing of a Notice, the Company will in good faith (i) seek to obtain any required consent under any Senior Credit Facility so as to permit the purchase of Securities pursuant to this Section 10.15 or (ii) attempt to repay all or a portion of the Indebtedness under such Senior Credit Facility to the extent necessary (including, if necessary, payment in full of such Indebtedness and payment of any prepayment premiums, fees, expenses or penalties) to permit the mailing of such Notice and the purchase of Securities pursuant to this Section 1015 without such consent. If such Indebtedness is not then prepayable to such extent, the Company agrees to make an offer to the lenders under any Senior Credit Facility from which consent is required and cannot be obtained to repay such Indebtedness in full for an amount equal to the outstanding principal balance thereof and accrued interest to the date of repayment, plus any fees, expenses and penalties required pursuant to the instruments governing such Indebtedness, plus, in the event such Indebtedness is subsequently prepayable at a premium, the premium payable when such Indebtedness is first payable, and repay any lender who accepts such offer. The Company shall first comply with the covenants in the previous two sentences before it shall be required to repurchase Securities pursuant to this Section 10.15.

          Not later than the date upon which the Notice of Offer to Purchase is delivered to the Trustee pursuant to this Section 10.15, the Company shall deliver to the Trustee an Officers' Certificate as to the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical and projected financial information after giving effect to such Change of Control, information regarding the persons acquiring control and such person's business plans going forward).

          (b) On the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered, and (iii) deliver to the Trustee Securities so accepted together with an Officer's Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to the Holder of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered.

SECTION 10.16.    Provision of Financial Information.
                  ----------------------------------

          So long as any Securities are Outstanding, in addition to and without limitation of the Company's obligations pursuant to Section 7.3, whether or not the Company is required to be subject to Section 13 or 15(d) of the Exchange Act, or any successor provision thereto,

          (a) the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13 or 15(d) or any successor provision thereto if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject; and

          (b) the Company shall also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and
(ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or any successor provision thereto if the Company were required to be subject to such Sections and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

SECTION 10.17.    Waiver of Certain Covenants.
                  ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 8.1, 10.6 to 10.16, inclusive, if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.18.    Notice to Trustee of Certain Defaults.
                  -------------------------------------

          The Company will deliver to the Trustee within five days after the occurrence thereof written notice of any acceleration which with the giving of notice and the lapse of time would become an Event of Default under clause 4 of Section 5.1.


                                  ARTICLE 11

                           Redemption of Securities

SECTION 11.1.    Right of Optional Redemption.
                 ----------------------------

          Except as provided in the next succeeding paragraph, the Securities will not be subject to redemption prior to November __, 1998. On and after November __, 1998, the Securities are subject to redemption at the option of the Company at the times and at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

          At any time, and from time to time, prior to November __, 1998, up to 35% of the original aggregate principal amount of the Securities are subject to redemption at the option of the Company out of the proceeds of one or more Equity Sales at [___]% of the principal thereof as specified in the form of Security hereinbefore set forth.

SECTION 11.2.    Election to Redeem; Notice to Trustee.
                 -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal of Securities to be redeemed. In case of a redemption of all the Securities, the Company shall, at least six days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date. At the request and expense of the Company the Trustee shall give notice of redemption required by Section 11.4 to the Holders.

SECTION 11.3.    Selection by Trustee of Securities to Be
                 ----------------------------------------
                   Redeemed.
                   --------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within 10 days after receiving notice from the Company of any redemption pursuant to Section 11.2. Securities will be selected from the Outstanding Securities not previously called for redemption by lot. Selection by lot may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000. The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

SECTION 11.4.    Notice of Redemption.
                 --------------------

          In case of a redemption of all the Securities, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than five nor more than 30 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. In case of a redemption of less than all the Securities, notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of the Securities to be redeemed, at its address appearing in the Security Register. In either case, such notice shall be given to Holders of record as of the close of business on the 15th day preceding the date on which such notice is first mailed to Holders.

          Any notice of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price (including the method of calculation thereof),

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts thereof) of the particular Securities to be redeemed and that, on and after the Redemption Date, upon surrender of such Security, a new Security in principal amount equal to the unredeemed portion thereof will be issued,

          (4) that on the Redemption Date the Redemption Price will be due and payable upon each such Security to be redeemed, unless the Company defaults in making the redemption payment, and that interest thereon will cease to accrue on and after said date, and

     (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and that the Securities called for redemption must be surrendered at such places to collect the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.5.    Deposit of Redemption Price.
                 ---------------------------

          At least one day prior to any Redemption Date (or on such other date as may be agreed on by the Trustee and the Company), the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.6.    Securities Payable on Redemption Date.
                 -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price specified in the notice, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose
                        --------  -------
Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 11.7.    Securities Redeemed in Part.
                 ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any Authorized Denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.


                                  ARTICLE 12

                      Defeasance and Covenant Defeasance

SECTION 12.1.    Company's Option to Effect Defeasance or
                 ----------------------------------------
                 Covenant Defeasance.
                 -------------------

          The Company may at its option by Board Resolution, at any time, elect to have either Section 122 or Section 123 applied to the Outstanding
Securities upon compliance with the conditions set forth below in this Article
12.

SECTION 12.2.    Defeasance and Discharge.
                 ------------------------

          Upon the Company's exercise of the option provided in Section 12.1 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article 12. Subject to compliance with this
Article 12, the Company may exercise its Option under this Section 12.2 notwithstanding the prior exercise of its option under Section 12.3.

SECTION 12.3.    Covenant Defeasance.
                 -------------------

          Upon the Company's exercise of the option provided in Section 12.1 applicable to this Section, the Company shall be released from its obligations under Sections 5.1(3), 5.1(4), 7.3, 8.1, 10.5 through 10.16, 10.18, the
Securities and the Holders of Securities, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 12.4.    Conditions to Defeasance or Covenant Defeasance.
                 -----------------------------------------------

          The following shall be the conditions to application of either Section
12.2 or Section 12.3 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 who shall agree to comply with the provisions of this
     Article 12 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are direct obligations of the United States of America for the

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     timely payment of which its full faith and credit is pledged or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.1(5) and (6) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

          (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.2 or the covenant defeasance under Section 12.3 (as the case may be) have been complied with.

          (6) In the case of an election under Section 12.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has

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     received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (7) In the case of an election under Section 12.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

SECTION 12.5.    Deposited Money and U.S. Government Obligations
                 -----------------------------------------------
                   to Be Held in Trust; Other Miscellaneous Provisions.
                   ---------------------------------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 12.5, the "Trustee") pursuant to Section 12.4 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article 12 to the contrary notwithstanding, the Trustee shall deliver or pay to the

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Company from time to time upon Company Request any money or U.S. Government
Obligations held by it as provided in Section 12.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 12.6.    Reinstatement.
                 -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.2 or 12.3 by authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 12 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
12.2 or 12.3; provided, however, that if the Company makes any payment of
              --------  -------
interest or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                    THE INTERLAKE CORPORATION



                    By________________________________
                        Name:
                        Title:



Attest:



_________________________
Name:
Title:

                        BANK ONE, COLUMBUS, N.A.
                         as Trustee



                    By_____________________________
                        Name:
                        Title:



Attest:



_________________________
Name:
Title:


Dated:

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

STATE OF       )
COUNTY OF      ) ss.:

          On the __th day of _____, 1995, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is ____________________ of The Interlake Corporation, one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.


                    ____________________



STATE OF       )
COUNTY OF      ) ss.:

          On the __th day of _____, 1995, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is ____________________ of Bank One, Columbus, N.A. one of the corporations/associations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation/association, and that [he -- she] signed [his --her] name thereto by like authority.

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